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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 22, 1998
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Trust Agreement, dated as of June 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1998-2V, Class A-V)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                             333-39127                33-3416059
--------                             ---------                ----------
(State or Other Juris-               (Commission            (I.R.S. Employer
diction of Incorporation)            File Number)           Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
New York, New York                                                10281
------------------                                                -----
(Address of Principal Executive Office)                         (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000







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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         8.1      Opinion of Thacher Proffitt & Wood





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MERRILL LYNCH MORTGAGE
                                            INVESTORS, INC.

                                            By: /s/ Peter Cerwin
                                                -------------------------
                                            Name:   Peter Cerwin
                                            Title:  Vice President




Dated: July 7, 1998